                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         THE INDIA GROWTH FUND INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           THE INDIA GROWTH FUND INC.

                  C/O MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 713-2848

                                                                 August 29, 1996

Dear Stockholders:

  The Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, September 27, 1996 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement, proxy card and postage prepaid envelope are enclosed.

  At the Annual Meeting, the stockholders will (i) elect two Class I directors for a term of three years and one Class III director for a term of two years,
(ii) ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund and (iii) transact such other business as may properly be brought before the meeting.

  The Board recommends that stockholders vote in favor of each of proposals (i) and (ii) above.

  You are cordially invited to attend the meeting. If you do not plan to attend, however, we urge you to complete and return your signed and dated proxy in the envelope provided.

                                          Respectfully,

                                          Mr. Jagdish Capoor
                                          President and Chairman of the Board

                           THE INDIA GROWTH FUND INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
The India Growth Fund Inc.:

  Notice Is Hereby Given that the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, September 27, 1996 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, for the following purposes:

  1. To elect two Class I directors to serve for a term expiring on the date of the annual meeting of stockholders in 1999 and to elect one Class III director to serve for a term expiring on the date of the annual meeting of stockholders in 1998.

  2. To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for its fiscal year ending June 30, 1997.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on July 26, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                          By order of the Board of Directors,
                                          Dr. S. S. Nayak

August 29, 1996


  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                          THE INDIA GROWTH FUND INC.

                 C/O  MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                              ------------------

                                PROXY STATEMENT

                              ------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE INDIA GROWTH FUND INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Friday, September 27, 1996 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 29, 1996. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Fund, c/o PNC Bank, National Association, P.O. Box 9426,Wilmington, Delaware 19809-9938) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal referred to in this Proxy Statement.

  The Board of Directors has fixed the close of business on July 26, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 9,828,506 shares of common stock.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 1996 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MITCHELL HUTCHINS ASSET MANAGEMENT INC., 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR BY CALLING PNC BANK, NATIONAL ASSOCIATION, THE FUND'S TRANSFER AGENT, AT 1-800-852-4750.

  Mitchell Hutchins Asset Management Inc. is the Fund's administrator. Its business address is 1285 Avenue of the Americas, New York, New York 10019. Unit Trust of India Investment Advisory Services Limited is the Fund's investment adviser. Its business address is Commerce Centre, 8th Floor, G. D. Somani Marg, Cuffe Parade, Bombay, India 400 005.

  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                           (1) ELECTION OF DIRECTORS

  The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Antoine W. van Agtmael and Ratan N. Tata, constituting the Class I directors, expire at the 1996 Annual Meeting of Stockholders. Mr. Jagdish Capoor, a Class III director whose term expires in 1998, is standing for election at this Annual Meeting of Stockholders because he has not been previously elected by the Stockholders. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies "FOR" the election of the three nominees listed below, two of which are to serve as Class I directors of the Fund for a term expiring on the date of the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified and one of which is to serve as a Class III director of the Fund for a term expiring on the date of the 1998 Annual Meeting of Stockholders or until his successor is elected and qualified:

                   CLASS I                                        CLASS III
                   -------                                        ---------
            Antoine W. van Agtmael                              Jagdish Capoor
                Ratan N. Tata

If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee. In February 1996, Dr. S. A. Dave resigned as a director of the Fund. Effective April 1996, the Board of Directors elected Mr. Capoor to fill the vacancy created by Dr. Dave's resignation.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

  The following table sets forth certain information concerning each of the directors and nominees for director. Each of the nominees is currently a director of the Fund.

                             PRESENT OFFICE WITH THE
                           FUND, PRINCIPAL OCCUPATIONS                 SHARES
                            OR EMPLOYMENT DURING PAST               BENEFICIALLY
    NAME AND ADDRESS      FIVE YEARS AND DIRECTORSHIPS   DIRECTOR      OWNED       PERCENT
   OF DIRECTOR (AGE)       IN PUBLICLY HELD COMPANIES     SINCE   JULY 26, 1996(1) OF CLASS
   -----------------     ------------------------------- -------- ---------------- --------
*Mr. Jagdish Capoor      President and Chairman of the     1996         None         --
 (58)...................  Board of the Fund; Chairman,
 13, Sir V. Thackersey    Unit Trust of India, since
 Marg                     February 1996; Chairman, Unit
 New Marine Lines         Trust of India Investment
 Bombay 400 020, India    Advisory Services Limited,
                          since February 1996.
                          Previously, senior executive
                          with Reserve Bank of India.
Antoine W. van Agtmael   President, Emerging Markets       1988         None         --
 (51)...................  Investors Corporation and
 1001 Nineteenth Street,  Emerging Markets Management,
 N.W.                     since 1987; Managing Director,
 16th Floor               Strategic Investment Partners,
 Arlington, VA 22209-     Inc., Strategic Investment
 1722                     Management and Strategic
 USA                      Investment Management
                          International, since 1987;
                          Deputy Director, International
                          Finance Corporation, from 1986
                          to 1987; Division Chief, World
                          Bank, from 1984 to 1985;
                          Investment Officer,
                          International Finance Corpora-
                          tion, from 1979 to 1984.

                             PRESENT OFFICE WITH THE
                           FUND, PRINCIPAL OCCUPATION                  SHARES
                            OR EMPLOYMENT DURING PAST               BENEFICIALLY
    NAME AND ADDRESS      FIVE YEARS AND DIRECTORSHIPS   DIRECTOR      OWNED       PERCENT
   OF DIRECTOR (AGE)       IN PUBLICLY HELD COMPANIES     SINCE   JULY 26, 1996(1) OF CLASS
   -----------------     ------------------------------- -------- ---------------- --------
Rahul Bajaj (58)........ Chairman and Managing Director,   1988         None         --
 Akurdi                   Bajaj Auto Limited, since
 Pune 411 035, India      1970; Chairman, Indian
                          Airlines, from 1986 to 1989;
                          Director of various other
                          Indian companies.
*S. H. Khan (58)........ Chairman, Industrial              1994         None         --
 IDBI Towers              Development Bank of India
 Cuffe Parade             ("IDBI"), since December 1993;
 Bombay, India            Managing Director, IDBI, since
                          February 1992; Executive
                          Director, IDBI, from June 1986
                          to February 1992.
A. C. Muthiah (55)...... Vice Chairman and President,      1988         None         --
 97 Mount Road            Southern Petrochemical
 Guindy Madras            Industries Corporation
 600 032, India           Limited, since January 1983;
                          Director of various other
                          Indian companies.
Peter J. Pearson (50)... Partner, The Berwick Group,       1988         None         --
 The Berwick Group        since December 1993; Chairman,
 51 Lincoln's Inn Fields  Bockhampton Investments, since
 London WGZA 31Z          January 1992; Director, Fund
 United Kingdom           Management, Enskilda Asset
                          Management, from March 1990 to
                          May 1993; Chief Executive, NM
                          Rothschild Asset Management
                          Ltd. ("NM Rothschild"), from
                          1989 to 1990; Managing
                          Director, NM Rothschild, from
                          1988 to 1989; Managing
                          Director,
                          Fidelity International
                          Investment Management (Hong
                          Kong) Limited, from 1981 to
                          1988.
*Christopher Reeves      Chairman, Merrill Lynch Europe    1991         None         --
 (60)...................  Limited, since September 1993;
 Ropemaker Place          Vice Chairman, Merrill Lynch
 25 Ropemaker Street      International Limited, from
 London EC2Y 9LY          March 1989 to September 1993;
 United Kingdom           Senior Advisor to the
                          President of Merrill Lynch
                          Capital Markets since 1988.

                             PRESENT OFFICE WITH THE
                           FUND, PRINCIPAL OCCUPATION                  SHARES
                            OR EMPLOYMENT DURING PAST               BENEFICIALLY
    NAME AND ADDRESS      FIVE YEARS AND DIRECTORSHIPS   DIRECTOR      OWNED       PERCENT
   OF DIRECTOR (AGE)       IN PUBLICLY HELD COMPANIES     SINCE   JULY 26, 1996(1) OF CLASS
   -----------------     ------------------------------- -------- ---------------- --------
Ratan N. Tata (58)...... Chairman, Tata Industries         1988         None         --
 Bombay House             Limited and Tata Sons Limited;
 24, Homi Mody Street     Executive Chairman, Tata
 Bombay 400 023, India    Engineering & Locomotive
                          Company Limited, since
                          December 1988; Chairman and
                          Deputy Chairman, Vice Chairman
                          or Director of various
                          companies in the Tata Group of
                          industrial companies.

- --------
 * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment adviser, Unit Trust of India Investment Advisory Services Limited (the "Adviser"). Mr. Jagdish Capoor is deemed to be an interested person because of his affiliation with the Fund's Adviser. Mr. S. H. Khan is deemed to be an interested person because of his affiliation with the Industrial Development Bank of India, which owns 50% of the outstanding equity of Unit Trust of India ("UTI"), of which the Adviser is a wholly owned subsidiary. Mr. Christopher Reeves is deemed to be an interested person because of his affiliation with Merrill Lynch Europe Limited, which is affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which has acted as an underwriter for the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rahul Bajaj and Jagdish Capoor. The Executive Committee did not meet during the fiscal year ended June 30, 1996.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Antoine W. van Agtmael, Rahul Bajaj, A. C. Muthiah, Peter
J. Pearson and Ratan N. Tata. The Audit Committee met twice during the fiscal year ended June 30, 1996.

  The Board of Directors of the Fund met three times during the Fiscal year ended June 30, 1996. Messrs. Antoine W. van Agtmael, Rahul Bajaj, S. H. Khan,
A. C. Muthiah and Ratan N. Tata attended fewer than 75% of the total number of Board meetings and meetings of committees on which they serve.

EXECUTIVE OFFICERS OF THE FUND

  Mr. Jagdish Capoor (age 58) has been president of the Fund since April 1996 (see information provided above).

  Dr. S. S. Nayak (age 47), has been Secretary and Treasurer of the Fund and General Manager of the Department of International Finance of UTI since January 1995. Before that, he served in a number of other positions at UTI. From January 1991 to December 1994, he was Joint General Manager--Investments, and from 1986 to 1990, he served as Manager at the Chairman's Secretariat.

  Mr. Jagdish Capoor and Dr. S. S. Nayak are considered to be "interested persons" of the Fund and the Adviser as defined in the Investment Company Act of 1940.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The Adviser bears all salaries and expenses of the Fund's officers and directors who are directors, trustees, officers or employees of the Adviser or UTI, except that the Fund bears travel expenses or an appropriate fraction thereof of such officers and directors of the Fund to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. All executive officers of the Fund are affiliated with UTI or the Adviser. The aggregate direct remuneration for directors not affiliated with UTI or the Adviser was approximately $30,500 during the fiscal year ended June 30, 1996. Each such unaffiliated director currently receives fees, paid by the Fund, of $500 per directors' meeting and committee meeting attended and an annual director's fee of $5,000.

  UTI, which pays the compensation and certain expenses of the officers of UTI who serve as directors and officers of the Fund, receives a fee for administration of the trust fund arrangement under which the Fund's assets are held in India, including accounting and portfolio valuation services.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended June 30, 1996. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                                   AGGREGATE
                                                                  COMPENSATION
   NAME OF DIRECTOR                                             FROM THE FUND(1)
   ----------------                                             ----------------
   Mr. Jagdish Capoor(2).......................................          $0
   S. A. Dave(2)(3)............................................          $0
   Antoine W. van Agtmael......................................      $6,000
   Rahul Bajaj.................................................      $5,500
   S. H. Khan(2)...............................................          $0
   A. C. Muthiah...............................................      $6,000
   Peter J. Pearson............................................      $6,500
   Christopher Reeves(2).......................................          $0
   Ratan N. Tata...............................................      $6,500

- --------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Mr. Jagdish Capoor, Mr. S.H. Khan and Dr. S.A. Dave, who are affiliated with the Adviser, and Mr. Christopher Reeves, who is affiliated with a broker-dealer registered under the Exchange Act, are "interested persons" of the Fund and, therefore, did not receive any compensation from the Fund for their service as directors.
(3) Dr. Dave has resigned as a Director of the Fund.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended June 30, 1996, except that the Form 3--Initial Statement of Beneficial Ownership of Securities for Mr. Capoor, a director of the Fund since April, was inadvertently filed late by management of the Fund, which had undertaken to file the form on his behalf.

  The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote at the meeting shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS

            (2) RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  At a meeting held on July 5, 1996, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 1997. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended June 30, 1996 were audited by Price Waterhouse LLP.

  The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
NO. 2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of July 26, 1996. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                        NAME AND ADDRESS              AMOUNT AND NATURE
                               OF                             OF                  PERCENT
  TITLE OR CLASS        BENEFICIAL OWNER             BENEFICIAL OWNERSHIP         OF CLASS
  --------------        ----------------             --------------------         --------
 Common Stock....                              Has shared power to vote and        6.89%
                   United Nations Joint Staff  dispose of 677,334 shares with
                    Pension Fund               its investment adviser,
                      United Nations           Fiduciary Trust Company
                      New York, NY 10017       International.
 Common Stock....  Fiduciary Trust Company     Has shared power to vote and        6.89%
                    International              dispose of 677,334 shares.
                      Two World Trade Center
                      New York, NY 10048
 Common Stock....  John G. Pearson, M.D.       Has sole power to vote and          5.07%
                      Riverdale Drive          dispose of 458,500 shares and
                      Murfreesboro, TN 37129   shares power to vote and dispose
                                               of 40,000 shares with partners
                                               in Nashville Nephrology
                                               Associates.

MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 27, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019 not later than May 1, 1997.

                                        By order of the Board of Directors,

                                        Dr. S. S. Nayak
                                        Secretary
1285 Avenue of the Americas
New York, New York 10019
August 29, 1996

PROXY                                                                     PROXY
                          THE INDIA GROWTH FUND INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             Annual Meeting of Stockholders -- September 27, 1996

The undersigned hereby appoints Jagdish Capoor, S.S. Nayak and Laurence E. Cranch, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of The India Growth Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The India Growth Fund Inc. to be held on September 27, 1996 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES AND/OR ON THE LINE PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2).

1. The election of     FOR all nominees     [_]   WITHHOLD AUTHORITY       [_]
   directors:          listed below (except       to vote for all nominees
                       as marked to the           below
                       contrary below)


NOMINEES: Antoine van Agtmael and Ratan Tata as Class I directors and Jagdish Capoor as a Class III director.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- -------------------------------------------------------------------------------

2. Ratification of the selection of     FOR [_]  AGAINST [_]  ABSTAIN [_]
   Price Waterhouse LLP as independent
   certified public accountants of the
   Fund for its fiscal year ending June
   30, 1997.

3. In their discretion on any other
   business which may properly come
   before the meeting or any adjournments
   thereof.

                           Please sign exactly as your name or names appear at left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                           ----------------------------------------------------
                                        (Signature of Stockholder)

                           ----------------------------------------------------
                                    (Signature of joint owner, if any)

                           Date _________________________________________, 1996

             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                            NO POSTAGE IS REQUIRED